Exhibit 102

         --------------------------------------------------------------
                       Office of the United States Trustee
         --------------------------------------------------------------

-------------------------------------------------------------      -----------------------------------------------------------------
In re:                                                             DEBTOR IN POSSESSION OPERATING REPORT

L.A. Gear, Inc.,                                                   Statement Number:          -1-              Page 1 of 3

a California corporation,                                          For the Period FROM:       1/13/98
                                            Debtor.                                 TO:       5/31/98
------------------------------------------------------------
Chapter 11 Case No. :      LA 98-11236-BR
------------------------------------------------------------       -----------------------------------------------------------------

1.    Profit and Loss Statement (Accrual Basis Only)
      A.     Related to Business Operations:
             Gross Sales                                           $
                                                                   ------------------
             Less:  Sales Returns and Discounts
                                                                   ------------------
                    Net Sales                                                                        -0-
                                                                                               ---------------
             Less:  Cost of Goods Sold:
             Beginning Inventory at Cost
                                                                   ------------------
             Add:  Purchases
                                                                   ------------------
             Less:  Ending Inventory at Cost
                                                                   ------------------
                    Cost of Goods Sold:                                                              -0-
                                                                                               ---------------
                      Gross Profit
                                                                                                                    ----------------
                      Other Operating Revenues (Specify)                                                                   -0-
                                                                                                                    ----------------
             Less:  Operating Expenses:
             Officer Compensation
                                                                   ------------------
             Salaries and Wages -- Other Employers
                                                                   ------------------
                    Total Salaries and Wages                                                         -0-
                                                                                               ---------------
                    Employee Benefits and Pensions                                                   -0-
                                                                                               ---------------
             Payroll Taxes
                                                                   ------------------
             Real Estate Taxes -- Refund                                 (13,201.80)
                                                                   ------------------
             Federal and State Income Taxes
                                                                   ------------------
                    Total Taxes                                                                   (13,201.80)
                                                                                               ---------------
             Rent and Lease Exp. (Real Property and Personal Property)
                                                                   ------------------
             Interest Expense (Mortgage, Loan, etc.)
                                                                   ------------------
             Insurance
                                                                   ------------------
             Automobile Expense
                                                                   ------------------
             Utilities(Gas, Electricity, Water, Telephone, etc.) Refund  (35,349.41)
                                                                   ------------------
             Depreciation and Amortization
                                                                   ------------------
             Repairs and Maintenance
                                                                   ------------------
             Advertising
                                                                   ------------------
             Supplies, Office Expenses, Photocopies, etc.                     17.58
                                                                   ------------------
             Bad Debts
                                                                   ------------------
             Miscellaneous Operating Expenses (Specify)
                                                                   ------------------
                    Total Operating Expenses                                                      (35,331.83)
                                                                                               ---------------
                      Net Gain/Loss from Business Operations                                                               48,533.63
                                                                                                                    ----------------
      B.     Not Related to Business Operations:
             Income:
                    Interest Income                                                                  -0-
                                                                                               ---------------
                    Other Non-Operating Revenues (Specify)                                           -0-
                                                                                               ---------------
                    Gross Proceeds on Sale of Assets
                                                                   ------------------
                    Less: Original Cost of Assets plus Expenses of Sale
                                                                   ------------------
                      Net Gain/Loss on Sale of Assets                                                -0-
                                                                                               ---------------
                    Total Non-Operating Income                                                                            -0-
                                                                                                                    ----------------
             Expenses Not Related to Business Operations:
                    Legal and Professional Fees (Specify)                                            -0-
                                                                                               ---------------
                    Other Non-Operating Expenses (Specify)                                           -0-
                                                                                               ---------------
                  Total Non-Operating Expenses                                                                            -0-
                                                                                                                    ----------------
             NET INCOME / LOSS FOR PERIOD                                                                           $      48,533.63
                                                                                                                    ----------------

------------------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                         OPERATING REPORT                                                   UST-4
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          DEBTOR IN POSSESSION OPERATING REPORT NO.: - 1 -           Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):
                                  ----------------------- ----------------------
                                  Accounts Payable        Accounts Receivable
                                  ----------------------- ----------------------
      Current     Under 30 Days   $ Not applicable        $ Not applicable
                                  ----------------------- ----------------------
      Overdue     31-60 Days
                                  ----------------------- ----------------------
      Overdue     61-90 Days
                                  ----------------------- ----------------------
      Overdue     91-120 Days
                                  ----------------------- ----------------------
      Overdue     Over 121 Days
                                  ----------------------- ----------------------

      TOTAL                       $ Not applicable        $ Not applicable
                                  ----------------------- ----------------------

3.   Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Post-Petition
                                                                                                       Payments Not Made*
                                                                                            ----------------------------------------
                              Frequency
                           of Payments per            Amount                 Next
      Creditor/           Contract / Lease            of Each               Payment                Number               Amount
        Lessor            (i.e., mo., qtr.)          Payment                  Due
----------------------- ---------------------- --------------------- ---------------------- ---------------------- -----------------
                                               $                                                                   $
----------------------- ---------------------- --------------------- ---------------------- ---------------------- -----------------
         None
----------------------- ---------------------- --------------------- ---------------------- ---------------------- -----------------

*Explanation of Non-Payment:

4.   Tax Liability:
              Gross Payroll Expense for Period              $  - 0 -
                                                            ------------
              Gross Sales for Period Subject to Sales Tax   $  - 0 -
                                                            ------------

                                                   ------------------------- ---------------------------- --------------------------
                                                          Date Paid                 Amount Paid*                Post-Petition
                                                                                                                 Taxes Still
                                                                                                                    Owing
                                                   ------------------------- ---------------------------- --------------------------
Federal Payroll and Withholding Taxes              Not applicable            $                            $
                                                   ------------------------- ---------------------------- --------------------------
State Payroll and Withholding Taxes                Not applicable
                                                   ------------------------- ---------------------------- --------------------------
State Sales and Use Taxes                          Not applicable
                                                   ------------------------- ---------------------------- --------------------------
Real Property Taxes                                Not applicable
                                                   ------------------------- ---------------------------- --------------------------

* Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.

                                                 -----------------------------------------------------------------------------------
5.     Insurance Coverage:                                Carrier /               Amount            Policy             Premium
                                                            Agent                   of            Expiration        Paid Through
                                                            Name                 Coverage            Date               Date
                                                   ------------------------ ------------------- ---------------- -------------------
       Worker's Compensation                       Not applicable
                                                   ------------------------ ------------------- ---------------- -------------------
        Liability                                  Not applicable
                                                   ------------------------ ------------------- ---------------- -------------------
        Fire and Extended Coverage                 Not applicable
                                                   ------------------------ ------------------- ---------------- -------------------
        Property                                   Not applicable
                                                   ------------------------ ------------------- ---------------- -------------------
        Theft                                      Not applicable
                                                   ------------------------ ------------------- ---------------- -------------------
        Life (Beneficiary:              )          Not applicable
                                                   ------------------------ ------------------- ---------------- -------------------
        Vehicle                                    Not applicable
                                                   ------------------------ ------------------- ---------------- -------------------
        Other (Specify:                )
                                                   ------------------------ ------------------- ---------------- -------------------

--------------------------------------------------------------------------------
          DEBTOR IN POSSESSION OPERATING REPORT NO.: - 1 -           Page 3 of 3
--------------------------------------------------------------------------------
     Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?
         |  | :  Yes          Explain:
         |XX| :  No

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
         |  | :  Yes     Explain:
         |XX| :  No

7.   Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

--------------------------------------------------------------------------------
                               State Type of                Total Post-
                               Professional                  Petition
Name of Professional    (Attorney/Accountant/etc.)            Unpaid
--------------------   ---------------------------   ---------------------------
None.
--------------------   ---------------------------   ---------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

     The Bankruptcy Court approved the Debtor's Modified Second Amended Disclosure Statement. The hearing to confirm the Debtor's Second Amended Plan of Reorganization is scheduled for June 15, 1998.


9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

-------------------- ------------------ ------------------ ---------------- ------------------- --------------- --------------------
     Quarterly             Total                                                                                      Quarterly
      Period           Disbursements        Quarterly           Date              Amount            Check             Fee Still
      Ending            for Quarter            Fee              Paid               Paid              No.                Owing
-------------------- ------------------ ------------------ ---------------- ------------------- --------------- --------------------
3/31/98              $ 17.58            $ 250.00           5/22/98          $ 250.00            92368           $ -0-
-------------------- ------------------ ------------------ ---------------- ------------------- --------------- --------------------

I, (Name/Title: D. Garn Anderson, Vice President-Finance), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:   June 12, 1998
                                              /s/ D. GARN ANDERSON, V.P. Finance
                                              ----------------------------------
                                              Debtor in Possession or Trustee